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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) March 13, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-5885                      13-2625764
  (State or other juris-           (Commission                  (IRS Employer
diction of incorporation)          File Number)              Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
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          (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

          On March 13, 2000, the Registrant issued a press release announcing the introduction of Morgan OnLine, a new Internet service delivering the firm's trusted private client services to today's growing number of millionaire clients. A copy of such press release is filed herein as exhibit 99a.

          On March 13, 2000, the Registrant issued a press release announcing that continued momentum in a robust business environment produced strong performance in the first two months of 2000. A copy of such press release is filed herein as exhibit 99b.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements

               NONE.

          (b)  Pro Forma Financial Information

               NONE.

          (c)  Exhibits

               99a. Copy of press release of J.P. Morgan & Co. Incorporated dated March 13, 2000.

               99b. Copy of press release of J.P. Morgan & Co. Incorporated dated March 13, 2000.



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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
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                        (REGISTRANT)






                         /s/   Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: March 13, 2000